EXHIBIT 10.03

SECOND AMENDMENT TO WORKERS’ COMPENSATION RECEIVABLES FUNDING, ASSIGNMENT AND SECURITY AGREEMENT (CA)

THIS SECOND AMENDMENT (this “Amendment 2”) to the Workers’ Compensation Receivables Funding, Assignment and Security Agreement (CA), dated June 27, 2013 (the “Agreement”) and to the First Amendment to Workers’ Compensation Receivables Funding, Assignment and Security Agreement dated September 30, 2013 (“Amendment”), by and between CAMBRIDGE MEDICAL FUNDING GROUP LLC a Delaware limited liability company (together with its successors and permitted assigns, “CMFG”), and TARGETED MEDICAL PHARMA, INC., a Delaware corporation (together with its successors and permitted assigns, “TMP”), is made and entered into this 23rd day of October 2013.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CMFG and TMP (each of which may be individually referred to herein as a “Party” or, collectively, as “the Parties” and/or “Parties”), hereby agree as follows:

1.         Updates to Agreement and Amendment. The Parties hereby agree that the Agreement and Amendment shall be amended as follows:

(a)         Section 2.1 of the Amendment to the Agreement (Funding Amount) is hereby amended to read as follows:

“2.1         Funding Amount. In consideration for assignment of TMP’s rights in such Funded Receivables and the proceeds thereof now existing or hereafter arising to CMFG as provided in this Agreement, CMFG shall fund to TMP a sum of $3,200,000 (the “Funding Amount”). CMFG shall provide TMP with funding of $750,000 on or prior to June 30, 2013 with the balance of $2,450,000 to follow thereafter to TMP by September 30, 2013. A Closing Fee equal to 3% of the Funding Amount shall be deducted from the proceeds of the Funding Amount and retained by CMFG.”

(b)         Section 2.5 of the Amendment to the Agreement (Transfer of Rights in Funded Receivables) is hereby amended to read as follows:

“2.5         Transfer of Rights in Funded Receivables. Other than the payments set forth in Section 2.6 of this Agreement, TMP acknowledges and agrees that, any and all legal and equitable right, title and interest TMP may have had, has or will at any time have in the Funded Receivables are hereby forever transferred and assigned to CMFG (to the extent permitted by applicable law). TMP will not retain any right whatsoever to recover any payments from insurers, or from the proceeds of any settlement or judgment recovered by, or behalf of WC patients by their attorneys or otherwise arising out of, in connection with, or related to Funded Receivables, other than as set forth herein. TMP agrees to immediately remit any such payment it may receive relating to the Funded Receivables and proceeds thereof to CMFG and to provide unlimited access to accounting, reporting and database systems related to the Funded Receivables and proceeds thereof. CMFG’s interest in the Funded Receivables (and the proceeds thereof) and all TMP Obligations shall be secured by a first priority lien on and perfected security interest in all Funded Receivables, to the extent permitted by applicable law, and the proceeds of all Funded Receivables (which the parties herein agree that their estimated face value is forty-two million dollars ($42,000,000)), and by a first priority lien on and perfected security interest in all Non-Workers’ Compensation Receivables, to the extent permitted by applicable law, and the proceeds thereof, as more specifically set forth hereinafter. The lien on the Non-Workers’ Compensation Receivables shall be released upon CMFG’s receipt of $3,654,000.00 from collections of Funded Receivables. At all times up until CMFG has received $3,654,000.00 from collections of Funded Receivables, TMP represents, warrants and agrees that it shall maintain a reserve of Non-Workers’ Compensation Receivables with a face value of not less than twenty million dollar ($20,000,000.00) to secure the TMP Obligations. Upon the request from time to time of CMFG, TMP will deliver evidence to CMFG that it has so maintained such reserves of Non-Workers Compensation Receivables.

(c)         Section 2.5 A. of the Amendment to the Agreement (Transfer of Rights in Funded Receivables) is hereby amended to read as follows:

Third, until such time as CMFG shall have been paid an aggregate amount of $3,200,000 from collections of Funded Receivables (for the avoidance of doubt, excluding any Servicing Fees, Reimbursable Expenses, and servicing expenses paid to CMFG), to CMFG, in the amount of up to $175,000 per month in respect of collections related to Funded Receivables (the “CMFG Monthly Amount”). To the extent that the CMFG Monthly Amount paid to CMFG pursuant to this clause Third is less than $175,000 in any month, TMP shall pay to CMFG the aggregate amount of such shortfall (each such payment, a “Monthly Shortfall Payment”), within five (5) business days after the end of such month;

Fourth, until such time as CMFG shall have been paid an aggregate amount of $3,200,000 from collections of Funded Receivables (for the avoidance of doubt, excluding any Servicing Fees, Reimbursable Expenses, and servicing expenses paid to CMFG), to TMP, in the amount of up to $125,000 per month in respect of collections related to Funded Receivables (the “TMP Monthly Amount”);

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Fifth, until such time as CMFG shall have been paid an aggregate amount of $3,200,000 from collections of Funded Receivables (for the avoidance of doubt, excluding any Servicing Fees, Reimbursable Expenses, and servicing expenses paid to CMFG), 50% to CMFG and 50% to TMP; and

Sixth, from and after such time as CMFG shall have been paid an aggregate amount of $3,200,000 from collections of Funded Receivables (for the avoidance of doubt, excluding any Servicing Fees, Reimbursable Expenses, and servicing expenses paid to CMFG), 45% to CMFG and 55% to TMP. CMFG shall cause the first $80,000 due CMFG under this Sixth clause to be paid to CMFG’s investors pursuant to the Participation Agreement, dated September 30, 2013, between the Participants and CMFG.

         (d)         Section 5 of the Amendment to the Agreement (Security Interest) is hereby amended to read as follows:

“5.         SECURITY INTEREST.

       To secure the due payment and performance of the TMP Obligations, TMP hereby grants to CMFG a continuing first priority lien on and security interest in all of its right, title, and interest in and to the following property, whether now existing or hereafter arising: (a) to the extent permitted by applicable law, any and all Funded Receivables; (b) any and all proceeds of and amounts and other property received or receivable in respect of Funded Receivables, in whatever form, including, without limitation, all cash, money, instruments, collections, and other amounts arising out of or in connection with any Funded Receivables, any deposit accounts into which any such proceeds and amounts are deposited, and all proceeds of the forgoing; (c) to the extent permitted by applicable law, any and all Non-Workers’ Compensation Receivables; and (d) any and all proceeds of and amounts and other property received or receivable in respect of Non-Workers’ Compensation Receivables, in whatever form, including, without limitation, all cash, money, instruments, collections, and other amounts arising out of or in connection with any Non-Workers’ Compensation Receivables, any deposit accounts into which any such proceeds and amounts are deposited, and all proceeds of the forgoing. CMFG’s lien on and security interest in the Non-Workers’ Compensation Receivables shall be released upon payment to CMFG of $3,654,000.00 in good funds from collections of Funded Receivables. At all times up until CMFG has been paid $3,654,000.00 in good funds from collections of Funded Receivables, TMP shall maintain a reserve of Non-Workers’ Compensation Receivables in an amount of not less than Twenty Million Dollar ($20,000,000.00) to secure the TMP Obligations.”

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         (e)         Section 6.2 of the Amendment to the Agreement (No Other Lien) is hereby amended to read as follows:

“6.2         No Other Lien. TMP further promises, covenants and agrees that it has not, and shall not grant or otherwise permit, cause or suffer the existence of any other security interest, pledge, lien or encumbrance in favor of another party (other than CMFG) on, or transfer any interest in (other than to CMFG), any of the following assets of TMP: any of the Funded Receivables assigned by TMP to CMFG, any of the Non-Workers’ Compensation Receivables, any proceeds of any of the foregoing, any cash, any money, any deposit account, and any other asset upon which CMFG has been granted a lien; provided, however, that this Section 6.2 shall not apply to any of the Non-Workers’ Compensation Receivables beginning at such time as CMFG has been paid $3,654,000.00 in good funds from collections of Funded Receivables.”

[Signature Page Follows]

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IN WITNESS WEREOF, the parties have executed this Amendment as of the 23rd day of October 2013.

Witnessed and/or Attested to by:	TARGETED MEDICAL PHARMA, INC.

___________________________________	___________________________________
By: David Silver, MD
Title:

CAMBRIDGE MEDICAL FUNDING GROUP LLC

___________________________________	___________________________________
By: Cy E. Hammond
Chief Financial Officer and Vice President of Operations